Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of June 28, 2012

to

CREDIT AGREEMENT

Dated as of December 23, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of June 28, 2012 by and among Semiconductor Components Industries, LLC (the “Borrower”), ON Semiconductor Corporation (“Holdings”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 23, 2011 by and among the Borrower, Holdings, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower and Holdings have requested that the requisite Lenders and the Administrative Agent agree to an amendment to the Credit Agreement;

WHEREAS, the Borrower, Holdings, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holdings, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that Section 6.06 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing immediately preceding clause (c) thereof and (ii) insert the phrase “and (d) Swap Agreements in respect of Equity Interests of Holdings, the Borrower or any Restricted Subsidiaries entered into in connection with share repurchase transactions” at the end thereof.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, Holdings, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3. Representations and Warranties of the Borrower and Holdings. Each of the Borrower and Holdings hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower and Holdings set forth in the Credit Agreement are true and correct (i) in the case of the representations and warranties qualified by materiality or Material Adverse Effect, in all respects and (ii) otherwise, in all material respects as of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, as the Borrower

By:	/s/ DONALD COLVIN
Name:	Donald Colvin
Title:	Executive Vice President and Chief Financial Officer

ON SEMICONDUCTOR CORPORATION, as Holdings

By:	/s/ DONALD COLVIN
Name:	Donald Colvin
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ GREGORY T. MARTIN
Name:	Gregory T. Martin
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

BANK OF AMERICA, N.A., as a Lender

By:	/s/ DEBRA DELVECCHIO
Name:	Debra Delvecchio
Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ PATRICIA BOUSSAROQUE
Name:	Patricia Boussaroque
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ DAVID W. KEE
Name:	David W. Kee
Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

BOKF, NA d/b/a BANK OF ARIZONA, as a Lender

By:	/s/ CHRISTINE NOWACZYK
Name:	Christine Nowaczyk
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ MIN CHO
Name:	Min Cho
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

BANK OF MONTREAL, as a Lender

By:	/s/ MARK MITAL
Name:	Mark Mital
Title:	Sr. Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ DANIEL SWEENEY
Name:	Daniel Sweeney
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Semiconductor Components Industries, LLC (the “Borrower”), ON Semiconductor Corporation (“Holdings”), the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of June 28, 2012 and is by and among the Borrower, Holdings, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated    June 28, 2012

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

SCG (CHINA) HOLDING CORPORATION,

SCG (CZECH) HOLDING CORPORATION,

SCG (MALAYSIA SMP) HOLDING CORPORATION,

SCG INTERNATIONAL DEVELOPMENT LLC,

SEMICONDUCTOR COMPONENTS INDUSTRIES

PUERTO RICO, INC.,

SEMICONDUCTOR COMPONENTS INDUSTRIES

OF RHODE ISLAND, INC., and

SEMICONDUCTOR COMPONENTS INDUSTRIES

INTERNATIONAL OF RHODE ISLAND, INC.

By:	/s/ DONALD COLVIN
Name:	Donald Colvin
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Consent and Reaffirmation to Amendment No. 1 to

Credit Agreement dated as of December 23, 2011

Semiconductor Components Industries, LLC and ON Semiconductor Corporation